Exhibit 99.2

1. Clinical Efficacy of Ion-Peptide Adjunctive Therapy in Patients with Solid Tumors

No.	Name	Sex	Age (years)	Diagnosis	Before Treatment		1 Month After Treatment		3 Months After Treatment		6 Months After Treatment
					Respiratory	Gastrointestinal	Respiratory	Gastrointestinal	Respiratory	Gastrointestinal	Respiratory	Gastrointestinal
1	Wu Junbo	Male	23	Lung cancer with brain metastasis	Irritative choking cough, dyspnea, and chest tightness	None	Irritative choking cough, dyspnea, and chest tightness resolved	None	No chest tightness or dyspnea; no cough or sputum production.	None	No chest tightness or dyspnea; no cough or sputum production.	None
2	Jin Deshui	Male	72	Lung cancer with mediastinal metastasis	Mild cough and sputum production, accompanied by chest tightness and discomfort.	None	Cough resolved; slight sputum production remained; chest tightness and discomfort resolved.	None	No cough, sputum production, or chest tightness.	None	No cough, sputum production, or chest tightness.	None
3	Chen Jianzhong	Male	71	Rectal cancer	None	Mild abdominal pain and distension, with alternating constipation and diarrhea.	None	Mild abdominal pain and distension improved; no alternating constipation and diarrhea.	None	No abdominal pain or distension; no constipation or diarrhea.	None	No abdominal pain or distension; no constipation or diarrhea.
4	Liu Quandang	Male	78	Advanced lung cancer and advanced COPD	Marked cough and sputum production, with pronounced dyspnea, chest tightness, and palpitations.	None	Mild cough and moderate sputum production; dyspnea and chest tightness improved; palpitations resolved.	None	Mild cough and sputum production; dyspnea and chest tightness improved; no palpitations.	None	Mild cough and sputum production; dyspnea and chest tightness improved.	None
5	Chen Jiangna	Female	34	Malignant lymphoma	No cough or sputum production; chest tightness and palpitations, accompanied by low- to moderate-grade fever.	Mild abdominal distension, no diarrhea, and poor appetite.	No obvious respiratory symptoms, but chest tightness and palpitations were present, with irregular low- to moderate-grade fever.	Mild abdominal distension, no diarrhea, and poor appetite.	Chest tightness and palpitations persisted, as did irregular low- to moderate-grade fever.	Abdominal distension decreased; no diarrhea; poor appetite.	Chest tightness and palpitations persisted, with irregular low-grade fever.	Mild abdominal distension, no diarrhea, and poor appetite.
6	Zhang Haixiang	Female	58	Left upper-lobe lung cancer with obstructive pneumonia	Moderate-grade fever and marked cough with sputum production, accompanied by dyspnea and chest tightness; no palpitations.	None	Occasional low-grade fever; cough and sputum production decreased, with dyspnea and chest tightness.	None	No fever; mild cough without sputum production; dyspnea and chest tightness persisted.	None	No fever, cough, or sputum production; dyspnea and chest tightness improved.	None
7	Zhao Pingni	Female	64	Diffuse lung cancer	Marked cough and sputum production, with dyspnea and palpitations.	None	Predominantly cough and dyspnea, accompanied by palpitations, chest tightness, and fatigue.	None	Cough and dyspnea remained predominant; accompanying palpitations, chest tightness, and fatigue improved.	None	Cough and dyspnea decreased; palpitations and chest tightness persisted; no fatigue.	None
8	Zhang Chun	Male	65	Advanced liver cancer with respiratory failure	Advanced liver cancer with extensive lung metastases, causing extreme dyspnea and respiratory failure.	Massive ascites with abdominal distension and pain; cachectic state.	Extreme dyspnea further worsened; respiratory failure accompanied by heart failure.	Massive ascites progressively worsened, with persistent abdominal distension and pain; cachexia worsened.	Deceased
9	Zhao Pingxiao	Male	81	Rectal cancer with lung metastasis, diabetes, and COPD	Marked cough and sputum production with severe shortness of breath and dyspnea, cyanotic lips, and respiratory failure.	Persistent marked abdominal distension and pain, pronounced poor appetite, and constipation.	Shortness of breath and dyspnea with extreme breathing difficulty and respiratory failure.	Persistent marked abdominal distension and pain with massive ascites; extremely poor appetite and almost no food intake.	Deceased
10	Gao Jun	Female	39	Bronchiectasis	Marked cough and sputum production; expectoration of bright-red blood, approximately 50 mL/day, with chest tightness, fatigue, and shortness of breath.	None	Cough and sputum production markedly decreased; no hemoptysis; chest tightness, shortness of breath, and fatigue remained.	None	Cough persisted; no sputum production or hemoptysis; chest tightness and fatigue, but no shortness of breath.	None	Occasional cough; no sputum production, hemoptysis, shortness of breath, chest tightness, or fatigue.	None

2. Changes in Vital Signs During Ion-Peptide Adjunctive Therapy in Patients with Solid Tumors

No.	Name	Sex	Age (years)	Diagnosis	Before Treatment					1 Month After Treatment					3 Months After Treatment					6 Months After Treatment
					Respiratory Rate (breaths/min)	Pulse (beats/min)	Heart Rate (beats/min)	Oxygen Saturation (SO2%)	Blood Pressure (mmHg)	Respiratory Rate (breaths/min)	Pulse (beats/min)	Heart Rate (beats/min)	SO2 (%)	Blood Pressure (mmHg)	Respiratory Rate (breaths/min)	Pulse (beats/min)	Heart Rate (beats/min)	SO2 (%)	Blood Pressure (mmHg)	Respiratory Rate (breaths/min)	Pulse (beats/min)	Heart Rate (beats/min)	SO2 (%)	Blood Pressure (mmHg)
1	Wu Junbo	Male	23	Lung cancer with brain metastasis	22	72	72	98	126/78	21	68	81	99	120/72	24	68	70	99	122/72	20	66	66	100	118/70
2	Jin Deshui	Male	72	Lung cancer with mediastinal metastasis	21	84	84	95	138/88	24	90	81	94	140/78	26	80	80	95	129/78	22	78	77	94	139/85
3	Chen Jianzhong	Male	71	Rectal cancer	24	82	82	98	140/86	19	77	78	98	138/76	22	76	77	97	134/84	24	74	74	98	140/88
4	Liu Quandang	Male	78	Advanced lung cancer and advanced COPD	28	90	90	91	145/92	29	94	94	93	150/90	30	85	84	92	138/88	26	82	81	93	140/78
5	Chen Jiangna	Female	34	Malignant lymphoma	26	86	86	96	138/87	30	91	91	96	138/82	24	80	78	97	127/77	20	82	84	96	136/82
6	Zhang Haixiang	Female	58	Left upper-lobe lung cancer with obstructive pneumonia	28	90	90	96	150/90	27	94	94	92	146/94	24	88	86	92	142/84	22	84	83	93	138/82
7	Zhao Pingni	Female	64	Diffuse lung cancer	27	78	78	92	146/87	30	84	84	94	142/90	22	72	72	95	136/82	23	70	69	94	142/87
8	Zhang Chun	Male	65	Advanced liver cancer with respiratory failure	32	102	114	89	152/100	34	87	88	78	156/96		Deceased
9	Zhao Pingxiao	Male	81	Rectal cancer with lung metastasis, diabetes, and COPD	34	111	111	90	149/96	36	99	105	74	149/96		Deceased
10	Gao Jun	Female	39	Bronchiectasis	26	80	80		128/78	26	80	80	99	128/78	22	78	78	98	136/82	20	72	70	100	130/74

3. Changes in Peripheral Blood Counts During Ion-Peptide Adjunctive Therapy in Patients with Solid Tumors

No.	Name	Sex	Age (years)	Diagnosis	Before Treatment			1 Month After Treatment			3 Months After Treatment			6 Months After Treatment
					WBC (×10⁹/L)	Neutrophils (%)	Lymphocytes (%)	WBC (×10⁹/L)	Neutrophils (%)	Lymphocytes (%)	WBC (×10⁹/L)	Neutrophils (%)	Lymphocytes (%)	WBC (×10⁹/L)	Neutrophils (%)	Lymphocytes (%)
1	Wu Junbo	Male	23	Lung cancer with brain metastasis	5.8	58.1	21.4	6.1	64.3	32.1	6.4	59.8	33.3	5.8	61.4	31.8
2	Jin Deshui	Male	72	Lung cancer with mediastinal metastasis	6.1	68.3	24.3	7.5	62.8	32.1	7.2	58.2	27.4	6.8	69.7	21.1
3	Chen Jianzhong	Male	71	Rectal cancer	7.4	70.8	24.1	6.7	64.2	31.2	5.8	66.3	27.6	5.3	56.8	33.2
4	Liu Quandang	Male	78	Advanced lung cancer and advanced COPD	9.5	80.4	12.2	6.2	72.1	22.7	6.2	78.1	20.5	5.9	70.5	27.5
5	Chen Jiangna	Female	34	Malignant lymphoma	8.9	28.3	62.6	9.6	25.9	65.9	8.3	24.7	66.3	8.1	23.4	65.2
6	Zhang Haixiang	Female	58	Left upper-lobe lung cancer with obstructive pneumonia	10.2	85.8	10.5	8.5	73.2	20.7	7.5	68.7	28.5	6.4	65.1	30.3
7	Zhao Pingni	Female	64	Diffuse lung cancer	12.3	82.3	11.2	8.2	70.5	23.7	6.5	67.4	31.4	7.6	70.2	29.5
8	Zhang Chun	Male	65	Advanced liver cancer with respiratory failure	11.2	88.1	9.4	13.4	90.5	8.7	Deceased
9	Zhao Pingxiao	Male	81	Rectal cancer with lung metastasis, diabetes, and COPD	14.2	90.2	8.7	18.7	91.6	7.1	Deceased
10	Gao Jun	Female	39	Bronchiectasis	8.1	56.5	23.7	6.9	59.8	29.1	5.7	56.2	30.2	6.1	57.2	27.9

4. Changes in Lipid Profile During Ion-Peptide Adjunctive Therapy in Patients with Solid Tumors (Unit: mol/L)

No.	Name	Sex	Age (years)	Diagnosis	Before Treatment				1 Month After Treatment				3 Months After Treatment				6 Months After Treatment
					Total Cholesterol (TC)	Triglycerides (TG)	HDL Cholesterol (HDL-C)	LDL Cholesterol (LDL-C)	TC	TG	HDL-C	LDL-C	TC	TG	HDL-C	LDL-C	TC	TG	HDL-C	LDL-C
1	Wu Junbo	Male	23	Lung cancer with brain metastasis	4.2	1.5	2.3	2.9	3.8	1.6	2.0	3.2	5.2	1.2	1.8	2.8	4.8	1.6	3.2	2.3
2	Jin Deshui	Male	72	Lung cancer with mediastinal metastasis	3.8	2.3	1.1	3.1	4.1	2.8	1.4	2.9	4.9	1.8	2.0	3.2	5.1	2.1	3.6	2.7
3	Chen Jianzhong	Male	71	Rectal cancer	4.4	2.6	1.4	2.9	3.8	2.2	1.6	3.3	4.6	1.7	1.7	3.5	4.9	2.3	2.5	3.1
4	Liu Quandang	Male	78	Advanced lung cancer and advanced COPD	5.0	1.8	1.6	3.8	4.8	2.4	1.3	4.2	5.0	2.1	1.9	3.8	3.9	1.8	2.4	3.2
5	Chen Jiangna	Female	34	Malignant lymphoma	3.4	2.1	1.4	2.7	3.5	3.1	1.7	3.1	5.3	2.3	2.1	3.4	5.2	1.9	2.6	2.9
6	Zhang Haixiang	Female	58	Left upper-lobe lung cancer with obstructive pneumonia	5.6	1.7	1.7	2.5	4.9	1.6	1.5	3.3	4.8	1.8	1.7	4.0	5.0	1.6	2.9	3.7
7	Zhao Pingni	Female	64	Diffuse lung cancer	3.4	2.2	1.2	2.7	3.1	1.8	1.7	2.9	5.3	2.2	2.0	3.5	5.5	2.4	2.2	4.1
8	Zhang Chun	Male	65	Advanced liver cancer with respiratory failure	6.1	3.1	1.0	4.1	7.4	2.9	1.2	5.1	Deceased
9	Zhao Pingxiao	Male	81	Rectal cancer with lung metastasis, diabetes, and COPD	2.8	1.4	1.5	4.4	2.6	1.6	1.2	5.8	Deceased
10	Gao Jun	Female	39	Bronchiectasis	4.5	1.6	1.6	3.1	3.9	1.7	2.1	2.9	4.5	1.7	2.1	2.9	3.9	1.4	1.6	3.0

5. Changes in Immune Cells During Ion-Peptide Adjunctive Therapy in Patients with Solid Tumors

No.	Name	Sex	Age (years)	Diagnosis	Before Treatment (%)		1 Month After Treatment (%)		3 Months After Treatment (%)		6 Months After Treatment (%)
					CD3+CD8⁺	CD16+CD56⁺	CD3+CD8⁺	CD16+CD56⁺	CD3+CD8⁺	CD16+CD56⁺	CD3+CD8⁺	CD16+CD56⁺
1	Wu Junbo	Male	23	Lung cancer with brain metastasis	79.83	16.94	32.33	48.30	26.32	88.58	83.44	79.98
2	Jin Deshui	Male	72	Lung cancer with mediastinal metastasis	57.11	25.36	66.34	72.71	42.29	63.81	64.77	78.31
3	Chen Jianzhong	Male	71	Rectal cancer	39.12	12.22	79.37	79.28	65.18	74.11	48.07	88.93
4	Liu Quandang	Male	78	Advanced lung cancer and advanced COPD	44.23	65.27	62.79	24.45	77.25	74.36	20.07	33.41
5	Chen Jiangna	Female	34	Malignant lymphoma	63.88	24.82	38.61	57.26	72.51	76.53	59.31	53.14
6	Zhang Haixiang	Female	58	Left upper-lobe lung cancer with obstructive pneumonia	34.08	58.36	68.34	65.66	75.89	45.27	54.23	81.37
7	Zhao Pingni	Female	64	Diffuse lung cancer	54.08	31.72	80.64	84.49	62.84	76.76	46.03	79.01
8	Zhang Chun	Male	65	Advanced liver cancer with respiratory failure	16.49	18.58	17.99	5.39	Deceased
9	Zhao Pingxiao	Male	81	Rectal cancer with lung metastasis, diabetes, and COPD	14.33	12.97	13.48	9.61	Deceased
10	Gao Jun	Female	39	Bronchiectasis	79.83	36.94	71.29	13.06	58.46	87.15	63.54	76.48

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